Commitments and Contingencies	6 Months Ended
Jun. 30, 2024
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
Partnership Parks
Former Six Flags has guaranteed the obligations of the general partners of those partnerships to (i) make minimum annual distributions (including rent) of approximately $88.5 million in 2024 (subject to cost of living adjustments) to the limited partners in the Partnership Parks (based on Former Six Flags' ownership of units as of June 30, 2024, Former Six Flags' share of the distribution will be approximately $39.5 million) and (ii) make minimum capital expenditures at each of the Partnership Parks during rolling five-year periods, based generally on 6.0% of the Partnership Parks’ revenues. Pursuant to the 2024 annual offer to purchase limited partnership units tendered by the unit holders (the "Partnership Park Put") in May 2024, Former Six Flags purchased .269 limited partnership units of the Georgia Partnership for $1.1 million and .005 units of the Texas Partnership for a nominal amount. As Former Six Flags purchases additional units, Former Six Flags is entitled to a proportionate increase in its share of the minimum annual distributions.
The agreed price for units tendered in the Partnership Park Put is based on a valuation of each of the respective Partnership Parks (the "Specified Price") that is the greater of (a) a valuation for each of the respective Partnership Parks derived by multiplying such park’s weighted average four-year EBITDA (as defined in the agreements that govern the partnerships) by a specified multiple (8.0 in the case of SFOG and 8.5 in the case of SFOT) and (b) a valuation derived from the highest prices previously offered for the units of the Partnership Parks by certain entities. In light of the temporary suspension of operations of the parks due to the COVID-19 pandemic in March 2020, which would have caused the value of the Partnership Park units to decrease in 2021 and thereafter, Former Six Flags adjusted the annual offer to purchase these units to set a minimum price floor for all future purchases. Pursuant to the new minimum price floor, the Specified Price for the Partnership Parks, if determined as of June 30, 2024, is $409.7 million in the case of SFOG and $527.4 million in the case of SFOT. As of June 30, 2024, Former Six Flags owned approximately 31.8% and 54.1% of the Georgia limited partner interests and Texas limited partner interests, respectively. The obligations with respect to SFOG and SFOT will continue until 2027 and 2028, respectively.
In January 2027 with respect to the Georgia Partnership and in January 2028 with respect to the Texas Partnership, Former Six Flags will have the option (each the "End-of-Term Option") to require the redemption of all the limited partnership units Former Six Flags does not then own in the Partnerships. To exercise the End-of-Term Option, the Combined Company must give the Georgia Partnership notice of its exercise no later than December 31, 2024, and the Combined Company must give the Texas Partnership notice of its exercise no later than December 31, 2025. If the End-of-Term Option is not exercised, the parties may decide to renew and extend the arrangements relating to the Partnership Parks. Alternatively, if the End-of-Term Option is not exercised, the Partnership Park entities may be sold and the proceeds applied to redeem the outstanding interests in the Georgia Partnership and Texas Partnership, as applicable. If the End-of-Term Option is exercised, the price offered, and required to be accepted by the holders' of the limited units the Combined Company does not then own would, is based on the agreed upon value of the partnerships included in the original agreements, multiplied by the change in the Consumer Price Index ("CPI") between the beginning and end of the agreement. The agreements for the Georgia Partnership and Texas Partnership began in 1997 and 1998, respectively. The agreed-upon value for the partnerships when the agreements were executed was $250.0 million and $374.8 million for SFOG and SFOT, respectively. As of December 31, 2023, the agreed-upon value, as adjusted for CPI, would be $483.5 million and $712.7 million for SFOG and SFOT, respectively. The agreed-upon values, if determined as of December 31, 2023, multiplied by the 68.5% and 45.9% of units held by the limited partner for SFOG and SFOT respectively, represent $330.9 million and $332.6 million that would be required to be paid to the limited partner of SFOG and SFOT, respectively if the End-of-Option Term were to be exercised. The agreed-upon value of the End-of-Term Option will be further adjusted by CPI until the end of each respective agreement. The decision to exercise, or not exercise, the End-of-Term Option for either of SFOT or SFOG will ultimately be made based on numerous factors, including prevailing macro-economic and industry conditions and the cost and availability of financing to fund the purchase.
Former Six Flags incurred $26.0 million of capital expenditures at the Partnership Parks during the 2023 season and expected to incur approximately $25.0 million to $30.0 million of capital expenditures at these parks for the 2024 season, an amount in excess of the minimum required expenditure. Cash flows from operations at the Partnership Parks will be used to satisfy the annual distribution and capital expenditure requirements, before any funds are required from Former Six Flags. The Partnership Parks generated approximately $16.0 million of cash in 2023, after deduction of capital expenditures and excluding the impact of short-term intercompany advances from or payments to Former Six Flags.
Following the completion of the Mergers on July 1, 2024, the arrangements with the Partnership Parks were assumed by the Combined Company.
Redeemable noncontrolling interests represent the non-affiliated parties’ share of the assets of the Partnership Parks that are less than wholly-owned: SFOT, SFOG and Six Flags White Water Atlanta, which is owned by the partnership that owns SFOG. As of
June 30, 2024, redeemable noncontrolling interests of the SFOG and SFOT partnerships were $291.2 million and $253.0 million, respectively.

(Amounts in thousands)	SFOT	SFOG	Total
Balance at December 31, 2023	$240,797	$280,201	$520,998
Purchase of redeemable units	(11)	(1,103)	(1,114)
Fresh start accounting fair market value adjustment for purchased units	(2)	(147)	(149)
Net income attributable to noncontrolling interests	12,241	12,258	24,499
Distributions to noncontrolling interests	—	—	—
Balance at June 30, 2024	$253,025	$291,209	$544,234
The redemption value of the noncontrolling partnership units in SFOG and SFOT as of June 30, 2024, was approximately $279.1 million and $240.8 million, respectively.
Insurance
Former Six Flags maintained insurance of the types and in amounts that management believes are commercially reasonable and that are available to businesses in the industry.
The majority of the current insurance policies expire on December 31, 2024. Former Six Flags generally renegotiates the insurance policies on an annual basis. Former Six Flags cannot predict the level of the premiums that it may be required to pay for subsequent insurance coverage, the level of any self-insurance retention applicable thereto, the level of aggregate coverage available or the availability of coverage for specific risks.
Self-Insurance Reserves
Self-insurance reserves are recorded for the estimated amounts of guest and employee claims and expenses incurred each period that are not covered by insurance. Reserves are established for both identified claims and incurred but not reported (“IBNR”) claims. Such amounts are accrued for when claim amounts become probable and estimable. Reserves for identified claims are based upon the Company’s historical claims experience and third-party estimates of settlement costs. Reserves for IBNR claims are based upon claims data history, actuarially determined loss development factors and certain other qualitative considerations. Former Six Flags maintained self-insurance reserves for healthcare, auto, general liability, and workers’ compensation claims.
Former Six Flags' self-insurance reserves were periodically reviewed for changes in facts and circumstances and adjustments made as necessary. During the second quarter of 2023, an actuarial analysis of the general liability and worker's compensation self-insurance reserves resulted in a change in estimate that increased the ultimate loss indications on both identified claims and IBNR claims. The determination to undertake such an actuarial analysis resulted from greater than previously estimated reserve adjustments on identified claims during the quarter as well as an observed pattern of increasing litigation and settlement costs. As a result of this actuarial analysis, Former Six Flags revised certain key actuarial assumptions utilized in determining estimated ultimate losses, including loss development factors. The change in estimate resulted in an increase to "selling, general and administrative expense" on the condensed consolidated financial statements of operations of $37.6 million during the three and six months ended July 2, 2023.
Total accrued self-insurance reserves were $64.8 million, $64.6 million and $68.6 million as of June 30, 2024, December 31, 2023 and July 2, 2023, respectively.
Legal Proceedings
While certain legal proceedings and related indemnification obligations to which Former Six Flags are a party specify the amounts claimed, these claims may not represent reasonably possible losses. Except as noted below, given the inherent uncertainties of litigation, the ultimate outcome of these matters cannot be predicted at this time, nor can the amount of possible loss or range of loss, if any, be reasonably estimated, except in circumstances where an aggregate litigation accrual has been recorded for probable and reasonably estimable loss contingencies. A determination of the amount of accrual required, if any, for these contingencies is made after careful analysis of each matter. The required accrual may change in the future due to new information or developments in each matter or changes in approach such as a change in settlement strategy in dealing with these matters.
Putative Securities Class Action Lawsuit
In February 2020, two putative securities class action complaints were filed against Holdings and certain of its former executive officers (collectively, the “defendants”) in the U.S. District Court for the Northern District of Texas. On March 2, 2020, the two cases were consolidated in an action captioned Electrical Workers Pension Fund Local 103 I.B.E.W. v. Six Flags Entertainment Corp., et al., Case No. 4:20-cv-00201-P (N.D. Tex.) (the “Electrical Workers litigation”), and an amended complaint was filed on March 20, 2020. On May 8, 2020, Oklahoma Firefighters Pension and Retirement System (“Oklahoma Firefighters”) and Electrical Workers Pension Fund Local 103 I.B.E.W. were appointed as lead plaintiffs, Bernstein Litowitz Berger & Grossman LLP was appointed as lead counsel, and McKool Smith PC was appointed as liaison counsel. On July 2, 2020, lead plaintiffs filed a consolidated complaint. The consolidated complaint alleges, among other things, that the defendants made materially false or misleading statements or omissions regarding the Company’s business, operations and growth prospects, specifically with respect to the development of its Six Flags branded parks in China and the financial health of its former partner, Riverside Investment Group Co. Ltd., in violation of the federal securities laws. The consolidated complaint seeks an unspecified amount of compensatory damages and other relief on behalf of a putative class of purchasers of Holdings’ publicly traded common stock during the period between April 24, 2018 and February 19, 2020. On August 3, 2020, defendants filed a motion to dismiss the consolidated complaint. On March 3, 2021, the district court granted defendants’ motion, dismissing the complaint in its entirety and with prejudice.

On August 25, 2021, Co-Lead Plaintiff Oklahoma Firefighters filed a notice of appeal to the U.S. Court of Appeals for the Fifth Circuit (“the Fifth Circuit”) from the district court’s decisions granting defendants’ motion to dismiss, denying plaintiffs’ motion to amend or set aside judgment, and denying plaintiffs’ motion for leave to file a supplemental brief. The appeal was fully briefed as of December 15, 2021, and oral argument was held on March 7, 2022. On January 18, 2023, the Fifth Circuit reversed the dismissal and remanded the case to the district court for further proceedings. On February 9, 2023, the Fifth Circuit mandate issued to the district court. On March 7, 2023, the district court entered a scheduling order governing pre-trial proceedings. On April 18, 2023, Oklahoma Firefighters filed a motion for leave to file an amended complaint that would add a new named plaintiff, remove former Co-Lead Plaintiff Electrical Workers Pension Fund Local 103 I.B.E.W., and modify the case caption. On May 2, 2023, defendants filed an opposition to that motion and a motion for judgment on the pleadings. On June 2, 2023, the district court granted defendants’ motion for judgment on the pleadings, dismissing the case with prejudice, and denied Oklahoma Firefighters’ motions. On June 30, 2023, plaintiffs filed a notice of appeal to the Fifth Circuit from the district court’s decisions. The appeal was fully briefed as of December 4, 2023, and oral argument was held on March 4, 2024. On April 18, 2024, the Fifth Circuit reversed the dismissal and remanded the case to the district court. On May 31, 2024, the district court entered a scheduling order setting the case for trial on December 8, 2025. The parties are currently engaged in discovery. The court has ordered the parties to mediate before August 21, 2024. The court has ordered the parties to mediate before August 21, 2024. The company is vigorously defending against the claims in this proceeding. The outcome of this litigation is inherently uncertain, and any loss or range of loss that may arise from this matter cannot be reasonably estimated.
Stockholder Derivative Lawsuits

On February 16, 2023, a putative stockholder derivative lawsuit was filed on behalf of nominal defendant Holdings by John Hancock in Texas state court against certain of its former executive officers and directors (the “individual defendants”) in an action captioned Hancock v. Roedel, et al., Case No. 348-340304-23 (348th Dist. Ct., Tarrant Cty., Tex.). Plaintiff refers to and makes many of the same allegations as are set forth in the Electrical Workers litigation, claiming that, among other things, the individual defendants caused Former Six Flags to make false and misleading statements and omissions about the status of construction of Six Flags branded parks in China and the financial health of its former partner, Riverside Investment Group Co. Ltd. Plaintiff asserts breach of fiduciary duty and unjust enrichment claims. Plaintiff seeks an unspecified amount of monetary damages and equitable relief including, but not limited to, disgorgement. On September 7, 2023, the individual defendants and the Company filed a motion to stay pending resolution of a duplicative federal derivative action, captioned Dela Cruz v. Reid-Anderson, et al, Case No. 3:23-CV-0396-D (N.D. Tex), and described below. On September 15, 2023, the court granted the motion to stay and ordered the action stayed until 30 days after a ruling by the federal court on the motions to dismiss pending in Dela Cruz v. Reid-Anderson. On March 6, 2024, the parties jointly stipulated to stay the action pending resolution of the appeal in Dela Cruz v. Reid-Anderson, which the court approved. On July 8, 2024, Plaintiff filed a Notice of Nonsuit Without Prejudice, which the court ordered on July 9, 2024.

On February 22, 2023, a putative stockholder derivative lawsuit was filed on behalf of nominal defendant Holdings by Antonio Dela Cruz in in the U.S. District Court for the Northern District of Texas against certain of its current and former executive officers and directors (the “individual defendants”) in an action captioned Cruz v. Reid-Anderson, et al., Case No. 3:23-CV-0396-D (N.D. Tex.). Plaintiff refers to and makes many of the same allegations as are set forth in the Electrical Workers litigation, claiming that, among other things, the individual defendants caused Former Six Flags to make false and misleading statements and omissions about the status of construction of Former Six Flags branded parks in China and the financial health of its former partner, Riverside Investment Group Co. Ltd. Plaintiff asserts contribution, breach of fiduciary duty, and unjust enrichment claims. Plaintiff seeks an unspecified amount of monetary damages and equitable relief including, but not limited to, disgorgement. On September 12, 2023, Former Six Flags and the individual defendants filed motions to dismiss the amended complaint. On January 12, 2024, the district court granted defendants' motions, dismissing the complaint in its entirety and with prejudice. On February 7, 2024, Plaintiffs filed a Notice of Appeal of the district court's decision. The appeal was fully briefed as of May 29, 2024. On July 2, 2024, Plaintiff filed an Unopposed Motion to Withdraw Appeal. On July 8, 2024, the Fifth Circuit dismissed the appeal.
Wage and Hour Class Action Lawsuits
Former Six Flags and/or certain of its consolidated subsidiaries are named defendants in various lawsuits generally alleging violations of federal and/or state laws regulating wage and hour pay. Plaintiffs in these lawsuits seek monetary damages, including unpaid wages, statutory penalties, and/or attorneys’ fees and costs. Regardless of the merits of particular suits, litigation may be expensive, time-consuming, disruptive to Former Six Flags' operations and distract management from the operation of the business. In recognition of these impacts on the business, Former Six Flags may enter into settlement agreements or other arrangements to settle litigation and resolve such disputes. No assurance can be given that such agreements can be obtained on acceptable terms or at all, or that litigation will not occur. These agreements may also significantly increase Former Six Flags operating expenses. The outcomes of these lawsuits are inherently uncertain, and Former Six Flags cannot reasonably estimate any loss or range of loss that may arise from these matters in excess of the amounts that Former Six Flags has recognized for these lawsuits, which amounts are not material to the consolidated financial statements.
Personal Injury Lawsuit
On November 18, 2021, the Texas Judicial Panel on Multidistrict Litigation consolidated numerous lawsuits filed against Six Flags Splashtown, LLC d/b/a Six Flags Hurricane Harbor Splashtown asserting claims arising from an alleged chemical vapor release on July 17, 2021, at Six Flags Splashtown. Certain plaintiffs have also named unaffiliated third parties as additional defendants. The consolidated multidistrict litigation is captioned In re Six Flags Splashtown Litigation (Master File No. 2021-77214), and is pending in the 295th Judicial District Court in Harris County, Texas. Plaintiffs are seeking compensatory and punitive damages. On April 14, 2023, Six Flags Splashtown settled with 421 plaintiffs, including all bellwether plaintiffs set for trial on April 17, 2023, for an immaterial amount. On September 22, 2023, Six Flags Splashtown settled with 55 additional plaintiffs, including the bellwether plaintiffs set for trial on January 15, 2024, for an immaterial amount. From March to May 2024, Six Flags Splashtown settled with all remaining plaintiffs arising from the alleged chemical release (19 plaintiffs represented by different law firms) who were set for trial later in 2024. All settlements were for an immaterial amount. All pro se plaintiffs have been dismissed. The parties are working to document these settlements and are awaiting hearings for court approval of settlements involving minors. The court has these hearings throughout August, September, and October 2024. As each plaintiff finalizes the settlement agreement and executes a release, and the settlement is approved by the court (for minors), the parties will enter into agreed dismissals and seek final judgment. At this time, nine plaintiffs have finalized their settlement and dismissed their claims, and the court has entered a final judgment for those cases. Six Flags Splashtown expects the settlement and approval of the 55-plaintiff group to be finalized and the case dismissed in August 2021. Although the parties are working diligently towards finalizing settlement documents and dismissal of these cases, no assurance can be given that all plaintiffs in the 421-plaintiff group will accept their allocated settlement amount and will enter into the finalized settlement with Six Flags Splashtown. Still, Six Flags Splashtown has received over 150 releases from plaintiffs in that group to date. Although finalizing these settlements may come with additional operating expenses including payments for guardian ad litem fees, any additional loss or range of loss that may arise from finalizing these settlements is not material to the consolidated financial statements of Former Six Flags.
Litigation Relating to Routine Proceedings
Former Six Flags is also engaged from time to time in other routine legal and tax proceedings incidental to the business. Former Six Flags does not believe that any of these routine proceedings will have a material impact on the business on the financial condition of the company.
Securities and Exchange Commission Investigation

The Securities and Exchange Commission is conducting an investigation into Former Six Flags disclosures and reporting made in 2018 through February 2020 related to its business, operations and growth prospects of its Six Flags branded parks in China and the financial health of its former business partner, Riverside Investment Group Co. Ltd. Former Six Flags received a document subpoena in February 2020 and subsequently certain current and former executives received subpoenas in connection with this matter and they continue to provide responsive information. The involved parties are fully cooperating and are committed to continuing to cooperate fully with the SEC in this matter. The length, scope or results of the investigation, or the impact, of the investigation on results of operations, business or financial condition cannot be predicted.